                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           LASER VISION CENTERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           LASER VISION CENTERS, INC.
                           540 MARYVILLE CENTRE DRIVE
                                    SUITE 200
                            ST. LOUIS, MISSOURI 63141


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ON NOVEMBER 10, 2000





TO:    The Shareholders of Laser Vision Centers, Inc.

       The Annual Meeting of Shareholders of Laser Vision Centers, Inc. (the "Company") will be held at the Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141 on November 10, 2000 at 9:00 a.m. for the following purposes:


       1.     To elect five Directors for the ensuing year.

       2. To approve the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending April 30, 2001.

       3.     To approve the Laser Vision Centers, Inc. 2000 Incentive Stock
              Plan.

       4. To transact any other business as may properly come before the meeting.


       The Board of Directors has fixed the close of business on September 29, 2000 as the record date for determining the shareholders entitled to receive notice of and vote at the meeting. Your attention is directed to the accompanying Proxy Statement for a description of the matters to be submitted for vote at the meeting.

This Proxy Statement and the forms of proxy were first mailed to shareholders on or about October 9, 2000.

         SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED SELF-ADDRESSED ENVELOPE.

                                By order of the Board of Directors,





                                Robert W. May, Secretary


October 9, 2000
St. Louis, Missouri

                           LASER VISION CENTERS, INC.


                                 PROXY STATEMENT



       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Laser Vision Centers, Inc. (the "Company" or "LaserVision") of proxies in the accompanying form, for use at the Annual Meeting of Shareholders of the Company and at all adjournments thereof.

       The holders of record of Common Stock at the close of business on September 29, 2000 (the "Record Date") may vote at the meeting. As of September 29, 2000, there were outstanding 25,330,991 shares of Common Stock of the Company. On all matters which will come before the meeting, each holder of Common Stock or his proxy will be entitled to one vote for each share of Common Stock of which such shareholders was the holder of record on the Record Date. The holders of a majority of the outstanding shares of Common Stock constitute a quorum for the transaction of business at the meeting.


                                VOTING OF PROXIES

       Proxies may be revoked by a shareholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the meeting.

       The persons named in the enclosed form of proxy were selected by the Board of Directors and, unless instructed to the contrary, will vote the shares covered by such proxy for the election as directors of the nominees listed in this Proxy Statement, and for the approval of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending April 30, 2001, and for approval of the Laser Vision Centers, Inc. 2000 Incentive Stock Plan, and at their discretion on other matters that may come before the meeting. If a nominee becomes unable to serve, an event which is not anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors. Directors will be elected on the basis of a plurality of votes present and entitled to vote. All other matters will be decided by a majority of votes cast. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

       Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. If no specification is made, the shares will be voted for Proposals 1, 2, and 3, and, in the proxy holders' discretion, as to other matters that may properly come before the Annual Meeting. If a broker indicates on the enclosed proxy or its substitute that the broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter.

              OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table and notes thereto set forth certain information regarding beneficial ownership of the LaserVision's Common Stock as of October 10, 2000 by (i) all those known by the Company to be beneficial owners of more than 5% of the Company's Common Stock, (ii) all of our directors and (iii) all directors and executive officers of LaserVision as a group.



-------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL                                WARRANTS
                                                     NUMBER         PERCENTAGE OF       AND OPTIONS      WARRANTS AND OPTIONS
                                                   OF SHARES        COMMON SHARES       BENEFICIALLY         NOT PRESENTLY
  DIRECTORS, EXECUTIVE OFFICERS                   BENEFICIALLY      BENEFICIALLY           OWNED              EXERCISABLE
  AND 5% SHAREHOLDERS                                OWNED              OWNED            (IN TOTAL)           OR IN TOTAL
-------------------------------------------------------------------------------------------------------------------------------


John J. Klobnak
540 Maryville Centre Dr., Suite 200
St. Louis, Missouri  63141                        1,047,847             4.2%              845,250              331,250
-------------------------------------------------------------------------------------------------------------------------------
James C. Wachtman
540 Maryville Centre Dr., Suite 200
St. Louis, Missouri  63141                          732,330             3.0%              715,750              321,250
-------------------------------------------------------------------------------------------------------------------------------
Robert W. May
540 Maryville Centre Dr., Suite 200
St. Louis, Missouri  63141                          550,383             2.3%              526,202              198,750
-------------------------------------------------------------------------------------------------------------------------------
B. Charles Bono
540 Maryville Centre Dr., Suite 200
St. Louis, Missouri  63141                          461,281             1.9%              418,452              198,750
-------------------------------------------------------------------------------------------------------------------------------
James B. Tiffany
10860 Nesbitt Avenue South
Bloomington, MN  55436                               36,083             0.2%               36,083              113,917
-------------------------------------------------------------------------------------------------------------------------------
James M. Garvey
60 State Street, Suite 3650
Boston, Massachusetts 02109                          43,181             0.2%               41,981               36,377
-------------------------------------------------------------------------------------------------------------------------------
Richard L. Lindstrom, M.D.
710 East 24th Street
Minneapolis, Minnesota  55391                       320,357             1.3%              256,957               63,043
-------------------------------------------------------------------------------------------------------------------------------
Steven C. Straus
1751 Lake Cook Road, Suite 550
Deerfield, IL  60015                                 43,645             0.2%               43,645               36,377
-------------------------------------------------------------------------------------------------------------------------------
All Officers and Directors
as a Group, eight persons (1)(2)                  3,235,107            12.1%            2,884,410            1,299,714

-------------------------------------------------------------------------------------------------------------------------------


       Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within sixty
(60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Total Number of Shares Beneficially Owned takes into account the possible exercise of the outstanding options and warrants which are presently exercisable (Warrants and Options) and the vested Laser Vision stock in the 401(k) plan.

(1) Includes presently exercisable options and warrants to purchase an aggregate of 2,541,827 shares of Common Stock granted to five executive officers (two of which are also directors) of Laser Vision. An additional 1,163,917 options and warrants to purchase shares of Common Stock are owned but are not presently exercisable by these executive officers.

(2) Includes presently exercisable options and warrants to purchase an aggregate of 1,714,035 shares of Common Stock granted to directors (two of which are also executive officers of Laser Vision). An additional 665,797 options and warrants to purchase shares of Common Stock are owned but not presently exercisable by these directors or their affiliates.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       As required by the Securities and Exchange Commission rules under Section 16 of the Securities and Exchange Act of 1934, we note that during the fiscal year ended April 30, 2000, all reports regarding transactions in Laser Vision's Common Stock were timely filed.



                     PROPOSAL NO. 1-- ELECTION OF DIRECTORS

       Five (5) individuals are to be elected at the Annual Meeting to serve as directors until the next annual meeting and until the election and qualification of their successors. Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the persons named below. Although the Board of Directors does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

       The name and age of each of the five (5) nominees, his principal position and offices within the Company, the period during which such person has served as a director together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each nominee and by all nominees and officers as a group and the percentage of outstanding shares such ownership represents as of the close of business on October 10, 2000 (according to information received by the Company) as set out below:


                                                  IDENTIFICATION OF DIRECTORS

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Service         Amount of Shares          Percentage of
                                                                      as a           and Nature of             Outstanding
                                         Principal                  Director           Beneficial               Shares (2)
   Name of Officer                Age    Position                     Since           Ownership (1)

-------------------------------------------------------------------------------------------------------------------------------

John J. Klobnak                   49     Director,
                                         Chairman and                 1989              1,047,847                  4.2%
                                         CEO

-------------------------------------------------------------------------------------------------------------------------------
Robert W. May, Esq.               53     Director, Vice
                                         Chairman,                    1992                550,383                  2.3%
                                         Secretary and
                                         General Counsel
-------------------------------------------------------------------------------------------------------------------------------
James M. Garvey                   53     Director                     1995                 43,181                  0.2%

-------------------------------------------------------------------------------------------------------------------------------
Richard L.                        53     Director                     1995                256,957                  1.3%
Lindstrom, M.D.

-------------------------------------------------------------------------------------------------------------------------------
Steven C. Straus                  44     Director                     1996                 43,645                  0.2%

-------------------------------------------------------------------------------------------------------------------------------


NOTES:

(1) Unless otherwise indicated in a note, each nominee has a sole power to vote, or dispose or direct the disposition of all shares owned by him.

(2) See footnotes 1 and 2 under "OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for description of the Stock Options granted said individuals and inclusion of warrants and options in share count.

CERTAIN BUSINESS RELATIONSHIPS

Dr. Lindstrom is one of Laser Vision's Medical Directors and President of Minnesota Eye Consultants, a Laser Vision customer.



                           IDENTIFICATION OF OFFICERS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       Expiration               Served
                                                       Positions                           of                 As Officer
       Name of Officer            Age                    Held                             Term                   Since

-------------------------------------------------------------------------------------------------------------------------------

John J. Klobnak                   49     Chief Executive Officer                          2000                   1989

-------------------------------------------------------------------------------------------------------------------------------
Robert W. May, Esq.               53     Secretary and General
                                         Counsel                                          2000                   1993

-------------------------------------------------------------------------------------------------------------------------------
B. Charles Bono III               52     Executive   Vice   President,   Chief
                                         Financial Officer & Treasurer                    2000                   1992

-------------------------------------------------------------------------------------------------------------------------------
James C. Wachtman                 40     President and                                    2000                   1996
                                         Chief Operating Officer

-------------------------------------------------------------------------------------------------------------------------------


Set forth below is certain information concerning the nominees, directors and executive officers.

JOHN J. KLOBNAK      Mr. Klobnak has served as Chairman of the Board and Chief
                     Executive Officer of the Company since 1993. From 1990 to
                     1993, Mr. Klobnak served as the Company's President and
                     Chief Executive Officer. From 1986 to 1990, he served as
                     Chief Operating Officer and subsequently President of
                     MarketVision, a partnership acquired by the Company in 1990.

ROBERT W. MAY, ESQ.  Mr. May joined the Company as its Vice-Chairman and General
                     Counsel in September 1993. Prior to joining the Company as a full-time employee, Mr. May served as Corporate Secretary and a director of the Company and was engaged in the private practice of law in St. Louis, Missouri from 1985 to 1993.

JAMES M. GARVEY      Mr. Garvey has served as a director of the Company since
                     November 1995. Mr. Garvey serves as Chief Executive Officer and Managing Partner of Schroder Venturers Life Sciences
                     Advisors, a venture capital advisory company which he joined in May of 1995. From 1989 to 1995, Mr. Garvey was
                     Director of Allstate Venture Capital, the venture capital division of Allstate Corporation after initially directing
                     Allstate Venture Capital's heath care investment activity.
                     Mr. Garvey is
                     currently a director of JCN Healthcare, Medcareers, Inc., Medcentral, Inc., Mednova Ltd. And Orthovita, Inc. He has previously served as director and Chairman of several public and private healthcare companies.

RICHARD L.
LINDSTROM, M.D.      Dr. Lindstrom has served as a director of the Company since
                     November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and has been the President of Minnesota Eye Consultants P.A. or its predecessor since 1989. In 1989, Dr. Lindstrom founded the
                     Phillips Eye Institute Center for Teaching & Research, an ophthalmic research and surgical skill education facility, and he currently serves as the Center's Medical Director.
                     Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. He is a medical advisor for several medical device and pharmaceutical manufacturers and is on the Board of Directors of Vision
                     21, Incorporated. From 1980 to 1989, he served as Professor of Ophthalmology at the University of Minnesota. Dr.
                     Lindstrom received his M.D., B.S. and B.A. degrees from the University of Minnesota.

STEVEN C. STRAUS     Mr. Straus has served as a director of the Company since
                     January 1996. He is currently an independent health care consultant. From 1998 to September 2000, he served as the President and Chief Operating Officer of Jordan
                     Industries, Inc. Healthcare Products Group. Prior to 1998, he was Senior Vice President of the Ambulatory Surgery
                     Division of Columbia Healthcare (now HCA--The Healthcare
                     Company) and was employed in a similar capacity with Medical Care America, Inc., from 1993 until Medical Care
                     America was merged into Columbia Healthcare Corporation in 1994. From 1986 to 1993, Mr. Straus held various positions with Baxter Healthcare Corporation.

B. CHARLES BONO III  Mr. Bono joined the Company as Executive Vice President,
                     Chief Financial Officer and Treasurer in 1992. From 1980 to 1992, Mr. Bono was employed by Storz Instrument Company, a global marketer of ophthalmic devices and pharmaceutical products, serving as Vice President of Finance from 1987 to 1992.

 JAMES C. WACHTMAN   Mr. Wachtman joined the Company as Chief Operating Officer
                     --North American Operations in May 1996 and was named
                     President in September 1998. From 1983 until he joined the Company, Mr. Wachtman was employed by McGaw, Inc., a manufacturer of disposables for home infusion, in various positions. Most recently, he served as Vice
                     President/Operations of CAPS, a hospital pharmacy division of McGaw.

JAMES B. TIFFANY     Mr. Tiffany joined LaserVision in January 1999 as Vice
                     President of Sales, and is now Vice President and General
                     Manager of Midwest Surgical Services, Inc., the Company's mobile cataract subsidiary. For the prior thirteen years, Mr. Tiffany held a number of positions with Storz
                     Instrument Company and Bausch and Lomb Surgical. While with
                     Storz, Mr. Tiffany served as Director of Marketing and Vice
                     President of Sales and Marketing. During 1998, he served as Vice President of

                     Commercial Operations for the U.S., Canada and Latin America for Bausch and Lomb Surgical.


DIRECTORS MEETINGS / COMMITTEES

During the twelve months ended April 30, 2000, the Board of Directors held a total of six (6) meetings. All directors attended each of those meetings. In addition, three (3) committees of the Board held the number of meetings indicated:



---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE COMMITTEE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MEETINGS
                                                                                                             HELD LAST
                           FUNCTION                                          BOARD MEMBERS                  FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------


To  approve  or  disapprove  expenditures  by the  Company  in     John J.  Klobnak,  James M.  Garvey
excess of $500,000 and all material  contracts entered into by     and Robert W. May
the  Company  and also  shall have the power to  nominate  all                                                   2
slates  of  eligible   candidates  from  which  directors  and
officers are chosen.

---------------------------------------------------------------------------------------------------------------------------
COMPENSATION COMMITTEE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MEETINGS
                                                                                                             HELD LAST
                           FUNCTION                                          BOARD MEMBERS                  FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
To establish,  review and modify all compensation  paid by the     John J. Klobnak,  Richard L.
Company to its directors, officers and key employees.              Lindstrom, M.D.,  James M. Garvey,
                                                                   with Robert W. May to serve as an ex          2
                                                                   officio member

---------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MEETINGS
                                                                                                             HELD LAST
                           FUNCTION                                          BOARD MEMBERS                  FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
To review and  oversee  the  finances  of the  Company  and to     Steven C.  Straus  and James M.  Garvey
select and monitor the public  accounting firm responsible for     with B.  Charles Bono to serve as an ex       2
maintaining and auditing the finances of the Company.              officio member

---------------------------------------------------------------------------------------------------------------------------


Non-employee directors who have no other affiliation with the Company are paid $2,500 for attendance at each Board of Directors meeting. All non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with the attending Board of Directors meetings.



                    PROPOSAL NO. 2 -- APPROVAL OF ACCOUNTANTS

       The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, as independent auditor to examine the financial statements for the fiscal year ended April 30, 2001. PricewaterhouseCoopers LLP has been the Company's independent auditor for the past seven fiscal years. If the shareholders do not approve this selection, other certified public accountants will be considered by the Board. The Company expects a member of this firm to be present at the Annual Meeting.




            PROPOSAL NO. 3 -- APPROVAL OF LASER VISION CENTERS, INC.
                            2000 INCENTIVE STOCK PLAN

               The Laser Vision Centers, Inc. 2000 Incentive Stock Plan (the "Incentive Stock Plan") seeks to encourage key employees, directors and service providers of the Company and its subsidiaries to acquire Common Stock or to receive monetary payments based on the value of Common Stock upon the achievement of certain goals that are mutually advantageous to the Company and its stockholders, on the one hand, and to such individuals, on the other, and thus provide an incentive to contribute to the success of the Company and align the interests of such individuals with the interests of the stockholders of the Company.

               The Incentive Stock Plan will be administered by a committee of two or more directors appointed by the Board of Directors (for purposes of the Incentive Stock Plan, the group administering the Incentive Stock Plan is referred to as the "Administrator"). The Administrator is authorized in its sole discretion to determine the individuals to whom the benefits will be granted, to grant benefits, to establish the timing, pricing, amount and other terms and conditions of such grants, to interpret and administer the Incentive Stock Plan, to prescribe, amend and rescind rules and regulations relating to the Incentive Stock Plan and to make all other determinations necessary or advisable for the administration of the Incentive Stock Plan to the extent not contrary to the express provisions of the Incentive Stock Plan.

               The complete text of the Incentive Stock Plan is set forth in Exhibit A to this Proxy Statement. The following summary of the Incentive Stock Plan is subject to the provisions contained in the complete text.

DESCRIPTION OF PLAN

               Under the terms of the Incentive Stock Plan, key employees, directors and service providers of the Company and its subsidiaries as determined in the sole discretion of the Administrator will be eligible to receive (a) stock appreciation rights ("SARs"), (b) restricted shares of Common Stock ("Restricted Stock"), (c) performance awards ("Performance Awards"), (d) stock options ("Stock Options") exercisable into shares of Common Stock which may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options so qualifying are hereinafter referred to as "Incentive Stock Options") and (e) stock units ("Stock Units"). The total number of shares of Common Stock to be issuable under the Incentive Stock Plan is not to exceed 2,000,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or similar change. As of September 11, 2000, the market value of the 2,000,000 shares reserved for issuance under the Incentive Stock Plan was $11,750,000. As of September 11, 2000, there are approximately 280 employees, 5 directors and 10 service providers who are eligible to participate in the Incentive Stock Plan. As of September 11, 2000, a total of 986,000 options have been granted under the Incentive Stock Plan at an average exercise price of $4.80. If all outstanding options were exercised, the Company would receive a total of $4,732,118.

               STOCK APPRECIATION RIGHTS. The Administrator may grant SARs giving the holder thereof a right to receive, at the time of surrender, a payment equal to the difference between the fair market value of such stock on the date of surrender of the SAR and the exercise price of the SAR established by the Administrator at the time of grant, subject to any limitation imposed by the Administrator in its sole discretion. In the Administrator's discretion, the value of a SAR may be paid in cash or Common Stock, or a combination thereof. A SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Administrator, a SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option or
(c) upon expiration of such Stock Option. The term of any SAR shall be established by the Administrator, but in no event shall a SAR be exercisable after ten years from the date of grant.

               RESTRICTED STOCK. The Administrator may issue shares of Common Stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the Administrator at the time of grant. In addition to any other restrictions or conditions that may be imposed on the Restricted Stock, shares of Restricted Stock may not be sold or disposed of for a period of six months after the date of grant. During the period of restriction, holders of Restricted Stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

               PERFORMANCE AWARDS. The Administrator may grant Performance Awards consisting of shares of Common Stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of Common Stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or increases in share price) during a specified performance period not to exceed five years. The participating employee will have no right to receive dividends on or to vote any shares subject to Performance Awards until the award is actually earned and the shares are issued. In the event that a person who is required to file reports under Section 16 of the Securities Exchange Act of 1934 receives a Performance Award that includes shares of Common Stock, such shares received may not be disposed of by such person until six months following the date of issuance.

               STOCK OPTIONS. Stock Options granted under the Incentive Stock Plan shall entitle the holder to purchase Common Stock at a purchase price established by the Administrator, which price shall not be less than 100% of the fair market value of Common Stock on the date of grant (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Company or a subsidiary) in the case of Incentive Stock Options and at any price determined by the Administrator in the case of all other options. The Administrator shall determine the term of such Stock Options and the times at, and conditions under which, such Stock Options will become exercisable. The maximum term of an Incentive Stock Option shall be ten years (five years if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Company or a subsidiary) from the date of the grant. No Incentive Stock Option shall be awarded after the date preceding the tenth anniversary of the effective date of the Incentive Stock Plan.

               There is no maximum or minimum number of shares for which a Stock Option may be granted; however, for any employee, the aggregate fair market value of Common Stock subject to qualifying Incentive Stock Options that are exercisable for the first time in any calendar year may not exceed $100,000 or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code. Incentive Stock Options shall be granted only to employees of the Company and designated subsidiaries.

               STOCK UNITS. The Administrator may issue Stock Units representing the right to receive shares of Common Stock at a designated time in the future, subject to the terms and conditions as established by the

Administrator in its sole discretion. A holder of Stock Units generally does not have the rights of a stockholder until receipt of the Common Stock, but, in the Administrator's sole discretion, may receive payments in cash or adjustments in the number of Stock Units equivalent to the dividends the holder would have received if the holder had been the owner of shares of Common Stock instead of Stock Units.

               The Board may terminate the Incentive Stock Plan at any time and from time to time and may amend or modify the Incentive Stock Plan; provided, however, that no such action of the Board may, without the approval of the stockholders of the Company, (a) increase the total amount of stock or the amount or type of benefit that may be issued under the Incentive Stock Plan, (b) modify the requirements as to eligibility for benefits, or (c) reduce the amount of any existing benefit or change the terms or conditions thereof without the participating employee's consent.

               In the event of a "Change of Control" (as defined below) of the Company, all outstanding SARs and Stock Options shall become fully vested and exercisable and any restrictions on Restricted Stock shall lapse. A "Change of Control" is defined as any of the following: (a) the acquisition by any person of 15% or more of either the outstanding Common Stock or the combined voting power of the Common Stock entitled to vote for the election of directors; (b) the incumbent directors at the time of approval of the Incentive Stock Plan, or any subsequent directors whose election or nomination was approved by a majority of the then incumbent directors, cease to constitute a majority of the Board of Directors; (c) approval by the stockholders of a reorganization, merger or consolidation of the Company under certain circumstances; or (d) approval by the stockholders of a liquidation or dissolution or a sale of substantially all of the assets of the Company under certain circumstances.

NEW PLAN BENEFITS

               The following table sets forth the number of stock options that the Board of Directors granted pursuant to the Incentive Stock Plan to (i) each of the executive officers, (ii) all of the executive officers as a group, (iii) all directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group:



                                                                    NUMBER OF OPTIONS
               NAME AND POSITION                                              GRANTED               EXERCISE PRICE
               -----------------                                    -----------------               --------------
     John J. Klobnak, CEO                                                     150,000                       $4.813
     James C. Wachtman, President                                             150,000                       $4.813
     Robert W. May, General Counsel                                            90,000                       $4.813
     B. Charles Bono, CFO & Treasurer                                          90,000                       $4.813
     All executive officers as a group                                        480,000                       $4.813
     Directors not executive officers                                          30,000                       $4.813
     Employees not executive officers                                         414,000                       $4.813


FEDERAL INCOME TAX CONSEQUENCES

               No income will be realized by a participating officer or employee on the grant of an Incentive Stock Option or a Stock Option which is not an incentive stock option ("non-qualified option"), the grant of a SAR, the award of Restricted Stock or the award of Stock Units, and the Company will not be entitled to a deduction at such time. If a holder exercises an Incentive Stock Option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. The Company will not be entitled to a deduction by reason of the exercise. If a holder disposes of the shares acquired pursuant to an Incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition equal the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

               Upon the exercise of a non-qualified Stock Option or the surrender of a SAR, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or base price, as the case may be, is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

               Subject to a voluntary election by the holder under Section 83(b) of the Code, a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. The Company generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

               An employee will realize income as a result of a Performance Award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

               An employee will realize income as a result of an award of Stock Units at the time shares of Common Stock are issued in an amount equal to the fair market value of such shares at that time. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance.

EXECUTIVE COMPENSATION

       The following table sets forth the compensation paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers during the fiscal year ended April 30, 2000.


                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          WARRANTS
           NAME AND                  FISCAL                                                                  AND
      PRINCIPAL POSITION              YEAR            SALARY           BONUS(B)        OTHER (C)           OPTIONS
-------------------------------------------------------------------------------------------------------------------------

John J. Klobnak                  April 2000          $270,000          $124,564          $5,000          450,000 (d)
Chief Executive Officer
                                 April 1999          $228,025          $208,189          $5,000          200,000 (f)

                                 April 1998          $202,700          $144,999          $4,750          300,000 (h)


-------------------------------------------------------------------------------------------------------------------------
James C. Wachtman                April 2000          $250,000          $113,199          $5,000          450,000 (d)
President and
Chief Operating Officer          April 1999          $200,000          $150,714          $5,000          160,000 (f)

                                 April 1998          $160,000          $ 96,746          $4,750          220,000 (h)


-------------------------------------------------------------------------------------------------------------------------
Robert W. May                    April 2000          $220,000          $ 78,859          $5,000          270,000 (d)
Secretary and
General Counsel                  April 1999          $186,975          $114,354          $5,000          120,000 (f)

                                 April 1998          $166,200          $ 85,185          $4,750          200,000 (h)


-------------------------------------------------------------------------------------------------------------------------
B. Charles Bono III              April 2000          $200,000          $ 73,305          $5,000          270,000 (d)
Executive Vice
President, Chief                 April 1999          $171,800          $106,279          $5,000          120,000 (f)
Financial Officer
and Treasurer                    April 1998          $152,700          $ 79,743          $4,750          200,000 (h)



-------------------------------------------------------------------------------------------------------------------------
James B. Tiffany                 April 2000          $163,000          $ 40,000         $ 5,000           35,000 (e)
V.P. and General
Manager -- MSS                   April 1999          $155,000(a1)      $ 10,000         $     0           80,000 (g)

-------------------------------------------------------------------------------------------------------------------------


(a)    Annual compensation rate as of April 30th of fiscal year.
(a1)   Effective since January 18, 1999.
(b)    Earned during fiscal year but paid in the following fiscal year.
(c)    Laser Vision matching contribution to 401(k) plan.
(d) Two-thirds with exercise price of $27.531/per share, one-third with exercise price of $8.875/per share.
(e)    Warrants with exercise price of $8.875/per share.
(f)    Warrants and options with exercise price of $4.50 per share.
(g)    Warrants and options with exercise price of $9.00 per share.
(h)    Warrants with exercise price of $3.719 per share.


                   WARRANT AND OPTION GRANTS LAST FISCAL YEAR

       The following table shows information regarding each stock option or warrant granted during fiscal 2000 to each of the named executive officers. Actual gains, if any, on stock options and warrant exercises are dependent on the future performance of the Common Stock.


----------------------------------------------------------------------------------------------------------------------------
                                                             PERCENT OF TOTAL
            NAME                                           OPTIONS AND WARRANTS           EXERCISE          EXPIRATION
             AND                     NUMBER OF OPTIONS     GRANTED TO EMPLOYEES            PRICE          DATE/GRANT DATE
          POSITION                      AND WARRANTS         IN FISCAL YEAR              PER SHARE             VALUE
----------------------------------------------------------------------------------------------------------------------------
John J. Klobnak                           300,000                   23.7%                 $27.531            June 2004
Chief Executive Officer                                                                                     $3,147,000
                                          150,000                                         $ 8.875          October 2004
                                                                                                             $549,000
----------------------------------------------------------------------------------------------------------------------------
James C. Wachtman                         300,000                   23.7%                 $27.531            June 2004
President and Chief Operating                                                                               $3,147,000
Officer                                   150,000                                         $ 8.875          October 2004
                                                                                                             $549,000
----------------------------------------------------------------------------------------------------------------------------
Robert W. May                             180,000                   14.2%                 $27.531            June 2004
Secretary and General Counsel                                                                               $1,888,200
                                           90,000                                         $ 8.875          October 2004
                                                                                                             $329,400
----------------------------------------------------------------------------------------------------------------------------
B. Charles Bono                           180,000                   14.2%                 $27.531            June 2004
Exec. V.P., CFO and                                                                                         $1,888,200
Treasurer                                  90,000                                         $ 8.875          October 2004
                                                                                                             $329,400
----------------------------------------------------------------------------------------------------------------------------
James B. Tiffany                           40,000                    2.1%                 $ 8.875          October 2004
V.P. and General Manager -- MSS                                                                              $146,400
----------------------------------------------------------------------------------------------------------------------------



       The warrants have a five year term and vest ratably over three years (except for the $27.531 warrants which vest over two years). The exercisability of these warrants may accelerate in the event of a change in control of the Company. The Black-Scholes option pricing model was used to determine the value of options and warrants issued as of the grant date using the following assumptions, dividend yield -- none, 5% to 5.9% risk free rate of return, 56% to 60% volatility, and expected time of exercise -- thirty months. The grant date values do not take into account risk factors such as non-transferability and limits on exercisability. The ultimate value of a stock warrant or option will depend on the market value of Laser Vision's stock at a future date and could vary significantly from the theoretical Black-Sholes value.


             AGGREGATED OPTION/WARRANT EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/WARRANT VALUES



                                                             -----------------------------------------------------------------------
                                                                            OPTIONS AND WARRANTS AT FISCAL YEAR END
                                                             -----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                 SHARES                               NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                              ACQUIRED ON          VALUE             UNDERLYING UNEXERCISED                  IN-THE MONEY
        NAME                    EXERCISE          REALIZED         EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------------
John J. Klobnak                  220,000      $4,950,618        589,000  /   437,500               $77,344  /  $25,781

------------------------------------------------------------------------------------------------------------------------------------
James C. Wachtman                139,000      $2,418,100        478,500  /   386,500               $70,679  /  $18,906

------------------------------------------------------------------------------------------------------------------------------------
Robert W. May                    219,948      $4,738,651        367,452  /   267,500               $43,011  /  $17,188

------------------------------------------------------------------------------------------------------------------------------------
B. Charles Bono III              207,708      $3,564,054        259,792  /   267,500               $27,500  /  $17,188

------------------------------------------------------------------------------------------------------------------------------------
James B. Tiffany                   N/A              N/A          32,750  /    87,250               $     0  /  $     0

------------------------------------------------------------------------------------------------------------------------------------




       The value of the unexercised in-the-money options and warrants was calculated using the $4.063 closing price per share of our Common Stock on April 30, 2000 minus the exercise price.


                          OPTION AND WARRANT REPRICINGS

None during the year ended April 30, 2000

Employment Agreements

       In June 1999 the Company extended the employment agreements with John J. Klobnak, James C. Wachtman, Robert W. May and B. Charles Bono III for three years. These contracts provide for base salaries and the potential payment of certain bonuses conditioned upon certain objectives and/or increases in the price of the Company's Common Stock. Under these contracts, termination of employment by the Company without cause will result in payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or three year's compensation, whichever is greater. Termination of employment by the employee under certain limited circumstances will result in the payment by the Company to the Employee of the total compensation due for the remainder of the term of the contract or three year's compensation, whichever is greater.

                             AUDIT COMMITTEE CHARTER

PURPOSE

       The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including, by overviewing the financial reports and financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements.

       In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

       The Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed charges for Board approval.

MEMBERSHIP

       The Committee shall be comprised of not less than three members of the Board (by June 1, 2001), and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

       Accordingly, all of the members will be directors:

       1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

       2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

       The Chief Financial Officer of the Company will attend Committee meetings as a non-voting consultant to the Committee.

KEY RESPONSIBILITIES

       The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

       The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

-      The Committee shall review with management and the outside auditors:
(1) the scope of the audit plan and the estimated fees, (2) the audited financial statements to be included in the Company's Annual Report on Form 10-K prior to the Company's filing of the Form 10-K and, (3) the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 prior to the Company's filing of the Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

-      The Committee shall:

         - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence
             Standards Board Standard Number 1;

         - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

         - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to nominate for shareholder approval, evaluate and, where appropriate, replace the outside auditor.

- The Committee shall report on such Committee meetings to the Board at the next earliest opportunity.

OTHER MATTERS

The outside auditor/independent accountant is free to contact the Committee at any time to discuss any matter that the outside auditor/independent accountant believes should be brought to the attention of the Committee.

                  COMPENSATION COMMITTEE INTERLOCK AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISION

       During the last completed fiscal year, John J. Klobnak, James M. Garvey and Richard L. Lindstrom, M.D. served as members of the Compensation Committee of the Company's Board of Directors. During that fiscal year, Mr. Klobnak served as Chief Executive Officer of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee (the "Committee") consists of the following non-employee members of the Board of Directors: Richard L. Lindstrom, M.D. and James M. Garvey. John J. Klobnak, Chairman and CEO also serves on the Committee and Robert W. May, Vice Chairman, Secretary and General Counsel serves as an ex-officio member. The Committee determines and maintains the Company's executive compensation policies and objectives and administers the Company's Stock Option Plan.

       The objectives of the Committee are to attract and retain highly talented and productive executives, to provide incentives for superior performance and to align the interests of the executive officers with the interest of the Company's stockholders.

       The Company's executive compensation program combines cash compensation with long-term incentive compensation, consisting of stock option and warrant grants to attract, motivate and maintain its executive officers. In addition, each executive is included in the Company's benefit plan which includes health, dental, life and disability insurance and which is offered to all employees of the Company.

       Cash compensation consists of base salary and annual bonus programs. When setting base salary levels, including the base salary level for the Chief Executive Officer, the Committee considers the individual's salary history, experience, performance and contribution to the management team. Also considered is the performance of the Company and its progress towards implementing its business plan of becoming a fully integrated provider of refractive services. The Committee also considers salaries of executives in other companies of similar size and industry, as well as the competitive market conditions, for the purpose of determining base salaries necessary to recruit and retain highly talented and productive executives. The Committee intends to target base salary levels of the Company's executive officers, including the Company's Chief Executive Officer, to such comparable companies.

       Cash bonuses are awarded to executives principally as a mechanism to recognize and reward individual achievements. The Committee has established guidelines for awarding cash bonuses based on such factors as individual achievements, achievement of the Company's business plan and increase, if any, in the price of the Company's Common Stock.

       The Committee believes that stock option and warrant grants (1) align executive interest with stockholder interest by creating a direct link between compensation and stockholder return; (2) assure that executives maintain a significant long-term interest in the Company's success; (3) help retain key executives in a competitive market; and (4) allow the Company to conserve cash by reducing cash bonuses. Option and warrant grants are made from time to time to executives and other employees whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option and warrant grants are appropriate each year is based upon individual performance measures established for each individual officer, including the Company's Chief Executive Officer. Generally, option and warrant grants to executive officers vest over periods of two to three years and expire five years from the date of grant.


  SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS.


                                       JOHN J. KLOBNAK
                                       RICHARD L. LINDSTROM, M.D.
                                       JAMES M. GARVEY

                                PERFORMANCE GRAPH

       The graph below compares the performance of Laser Vision Centers, Inc.'s Common Stock with that of the Nasdaq Health Services Stocks Total Return Index (a published industry index), and the Nasdaq U.S. stocks (broad equity market index). The comparison of total return on investment (change in period end stock price plus reinvested dividends) for each of the fiscal years assumes that $100 was invested on April 30, 1995 in each of LaserVision Centers, Inc.'s Common Stock, the Nasdaq Health Services Stocks Group and the Nasdaq U.S. stocks. The graph lines merely connect fiscal year-end dates and do not reflect any fluctuations between those dates.

The stock price performance shown on the graph is not necessarily indicative of future price performance.



[LINE GRAPH]







          ------------------------------------------------------------------------------------------------------------------------
             4/30/95        4/30/96       4/30/97       4/30/98      4/30/99      4/30/00
          ------------------------------------------------------------------------------------------------------------------------

               100            163            73           154          481           93       Laser Vision
          ------------------------------------------------------------------------------------------------------------------------
               100            106           138           139           93           88       Nasdaq Health Services Stocks
          ------------------------------------------------------------------------------------------------------------------------
               100            138           164           225          229          372       Nasdaq U.S. Stocks
          ------------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


       Effective May 1, 1998 and January 1, 1999, the Company entered into Agreements with Minnesota Eye Consultants, of which Richard L. Lindstrom, M.D., is a principal shareholder. Dr. Lindstrom was and remains a paid consultant to Midwest Surgical Services, Inc., the cataract services subsidiary acquired on December 4, 1998. Dr. Lindstrom is a director of the Company, as well as the Company's Medical Director and a paid consultant to the Company.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

       Any stockholder proposal intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its office in St. Louis, Missouri, on or before June 1, 2001 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. Stockholder proposals which do not appear in the Proxy Statement may be considered at the Company's next annual meeting of stockholders only if notice of the proposal is received by the Company at its office in St. Louis, Missouri on or before July 15, 2001.

                            EXPENSES OF SOLICITATION

       The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone, facsimile or express delivery services. The Company does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers and other persons holding shares in their name or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.


                                  OTHER MATTERS

       The Notice of Annual Meeting of Shareholders, Proxy Form and a copy of the Company's Annual Report for the year ended April 30, 2000 are enclosed with this Proxy Statement.

       The Board of Directors does not intend to bring any matters before the meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the meeting. If any other matters come before the meeting, the persons named in the judgment, pursuant to the discretionary authority granted by the proxy. The cost of preparing, assembling and mailing the proxy material will be borne by the Company.

       All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. In voting by proxy in regard to the election of five directors to serve until the 2001 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to the approval of the selection of PricewaterhouseCoopers LLP, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all directors and FOR the proposal to ratify and approve the appointment of independent accountant and any other proposals requiring approval and ratification.




                               Respectfully submitted,




                               ----------------------------
                               Robert W. May


A copy of the Company's Annual Report is provided to you concurrently with this Proxy Statement and includes a copy of its Annual Report on Form 10-K. At your request, the Company will provide you copies of any exhibits to the Form 10-K upon your payment of the Company's costs incurred in providing any such copies.

                                                                       EXHIBIT A

                           LASER VISION CENTERS, INC.
                            2000 INCENTIVE STOCK PLAN

       1. PURPOSE. The purpose of the Laser Vision Centers, Inc. ("Corporation") Incentive Stock Plan ("Plan") is to encourage key employees, directors and service providers of the Corporation and such subsidiaries of the Corporation as the Administrator designates, to acquire Common Stock of the Corporation or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such individuals and the Corporation and thus provide an incentive to contribute to the success of the Corporation and align the interests of key employees, directors and service providers with the interests of the shareholders of the Corporation.

       2. ADMINISTRATION. The Plan shall be administered by a committee of two or more directors, which the Board of Directors shall appoint
("Administrator"). The directors appointed to the committee shall be "disinterested persons" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("1934 Act") or any successor regulations.

             The authority to select persons eligible to participate in the Plan, to grant Benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various Participants or with respect to different grants to the same Participant), may be exercised by the Administrator in its sole discretion.

             Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Benefits granted pursuant to the Plan as it may deem necessary or advisable.

             The Board of Directors in its discretion may delegate and assign specified duties and authority of the Administrator to any other committee and retain the other duties and authority of the Administrator to itself. Also, the Board of Directors in its discretion may appoint a separate committee of outside directors to make awards that satisfy the requirements of Section 162(m) of the Internal Revenue Code.

       3.    SHARES RESERVED UNDER THE PLAN. Subject to the provisions of
Section 12 (relating to adjustment for changes in capital stock) the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 2,000,000 shares of Common Stock of the Corporation, which may be authorized but unissued or treasury shares.

             As used in this Section 3, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Corporation that are available for grant of awards pursuant to the Plan. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum while such options, stock appreciation rights or performance awards are outstanding. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock of the Corporation, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an option, or if a stock appreciation right is exercised for cash or a performance award is paid in cash the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of restricted stock shall be added back to the Plan Maximum if such restricted stock is forfeited.

       4. PARTICIPANTS. Participants will consist of such officers, key employees, directors and service providers of the Corporation or any designated subsidiary as the Administrator in its sole discretion shall determine. Designation of a Participant in any year shall not require the Administrator to designate such person to receive a Benefit in any other year or to receive the same type or amount of Benefit as granted to the Participant in any other year or as granted to any other Participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Benefits.

       5.   TYPES OF BENEFITS. The following Benefits may be granted under the
Plan: (a) stock appreciation rights ("SARs"); (b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); (e) nonqualified stock options ("NQSOs"); and (f) Stock Units, all as described below ("Benefits").

            The Administrator may (a) award Benefits in the alternative so that acceptance of or exercise of one Benefit cancels the right of a Participant to another and (b) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Plan that the Administrator in its sole discretion shall determine.

       6. STOCK APPRECIATION RIGHTS. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised (a) in lieu of exercise of an option, (b) in conjunction with the exercise of an option, (c) upon lapse of an option, (d) independent of an option or (e) each of the above in connection with a previously awarded option under the Plan. If the option referred to in (a), (b) or (c) above qualified as an ISO pursuant to
Section 422 of the Internal Revenue Code of 1986 ("Code"), the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock of the Corporation, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator.

       7. RESTRICTED STOCK. Restricted Stock is Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

            (a) The purchase price, if any, will be determined by the Administrator.

            (b) The period of restriction shall be established by the Administrator for any grants of Restricted Stock;

            (c) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the recipient that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

            (d) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

            (e) The Participant shall be entitled to vote the Restricted Stock during the period of restriction.

            (f) The Administrator shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

       8. PERFORMANCE AWARDS. Performance Awards are Common Stock of the Corporation, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator, but not in any event more than five years. The goals established by the Administrator may include return on average total capital employed, earnings per share, increases in share price or such other goals as may be established by the Administrator. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Common Stock of the Corporation or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock of the Corporation is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

       9. INCENTIVE STOCK OPTIONS. ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted (110% if the optionee owns stock possessing more than 10% of the combined voting power of all owners of stock of the Corporation or a subsidiary), subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Said purchase price may be paid (a) by check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Corporation then owned by the Participant, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which

ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000.00 or such other maximum applicable to ISOs as may be in effect from time to time under the Code. ISOs shall be granted only to employees of the Corporation and designated subsidiaries. The maximum term of an ISO shall be ten years from the date it was granted (five years if the optionee owns more than 10% of the total combined voting power of all classes of stock of the Corporation or a subsidiary). No ISO shall be awarded after the date preceding the tenth anniversary of the effective date of the Plan.

       10. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid (a) by check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Corporation then owned by the Participant, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. NQSOs shall be exercisable no later than ten years after the date they are granted.

       11. STOCK UNITS. A Stock Unit represents the right to receive a share of Common Stock from the Corporation at a designated time in the future, subject to such terms and conditions set forth in a Stock Unit agreement as may be established by the Administrator in its sole discretion. The Participant generally does not have the rights of a shareholder until receipt of the Common Stock. The Administrator may in its discretion provide for payments in cash, or adjustment in the number of Stock Units, equivalent to the dividends the Participant would have received if the Participant had been the owner of shares of Common Stock instead of the Stock Units.

       12.   ADJUSTMENT PROVISIONS.

             (a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such Benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

             (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

       13. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Corporation, as defined below, all outstanding SARs, ISOs and NQSOs shall be immediately fully vested and exercisable and any restrictions on Restricted Stock issued under the Plan shall lapse.

             "Change in Control" means:

             (a) The acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of ownership of 15% or more of either (i) the then outstanding shares of Common Stock of the Corporation ("Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors ("Outstanding Corporation Voting Securities"); provided, however, such an acquisition of ownership of 15% or more but less than 25% of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities with the prior approval of the Board of Directors of the Corporation shall not result in a Change in Control within the meaning of this subparagraph (a);

             (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Corporation, constitute the Board of Directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors (provided, however, such 15% threshold may be increased up to 25% by the Board of Directors of the Corporation prior to such approval by the stockholders) and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

             (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no person beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors (provided, however, such 15% threshold may be increased up to 25% by the Board of Directors of the Corporation prior to such approval by the stockholders) and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

       14. NONTRANSFERABILITY. Each Benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant or a Permitted Transferee. In the event of the death of a Participant, exercise or payment shall be made only:

             (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Benefit shall pass by will or the laws of descent and distribution; and

             (b) To the extent that the deceased Participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section 14, "Permitted Transferee" shall include (i) one or more members of the Participant's family, (ii) one or more trusts for the benefit of the Participant and/or one or more members of the Participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the Participant and members of the Participant's family exceed 80% of all interests. For this purpose, the Participant's family shall include only the Participant's spouse, children and grandchildren.

       15. TAXES. The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any Benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Corporation at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

       16. TENURE. A Participant's right, if any, to continue to serve the Corporation and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

       17. RULES OF CONSTRUCTION. The terms of the Plan shall be constructed in accordance with the laws of the State of Missouri; provided that the terms of the Plan as they relate to ISOs shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

       18. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other person as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant hereunder, stock options or other Benefits may be granted to such Participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such Participant under this Plan.

             The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of Benefits that may be granted under the Plan; or (b) modify the requirements as to eligibility for Benefits under the Plan.

       18. EFFECTIVE DATE. This Plan shall become effective as of the date it is adopted by the Board of Directors of the Corporation subject only to approval by the holders of a majority of the outstanding voting stock of the Corporation within twelve months before or after the adoption of the Plan by the Board of Directors.

             The undersigned hereby certifies that this Plan was adopted by the Board of Directors of the Corporation at its meeting on March 7, 2000.



                      By:
                               ------------------------------------

                      Title:
                               ------------------------------------

                      Date:
                               ------------------------------------

                               PROXY ELECTION FORM

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF LASER VISION CENTERS, INC.


       The undersigned Shareholder of Laser Vision Centers, Inc. (the "Company") hereby appoints John J. Klobnak and Robert W. May or either of them (with full power to act alone and to designate substitutes) Proxies of the undersigned, with authority to vote and act with respect to all shares of common stock of the Corporation which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders to be held on November 10, 2000 at 9:00 a.m., at the Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri 63141, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon matters noted below and upon such other matters as may properly come before the meeting. The shares represented by this Proxy shall be voted as follows:

1. TO ELECT as Directors: John J. Klobnak, Robert W. May, Richard L. Lindstrom, M.D., James M. Garvey and Steven C. Straus.


       [ ] FOR all the foregoing nominees.

       [ ] WITHHOLD AUTHORITY to vote for all the foregoing nominees.


       NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT STRUCK.


2. TO RATIFY the appointment of PricewaterhouseCoopers LLP as the Independent Certified Public Accountant for the purpose of conducting an annual audit.


       [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN




3.     TO APPROVE the Laser Vision Centers, Inc. 2000 Incentive Stock Plan.


       [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN






 IF ANY OTHER BUSINESS IS TRANSACTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE HOLDERS OF THE PROXIES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS. THIS PROXY IS SOLICITED ON

       BEHALF OF THE BOARD OF DIRECTORS OF LASER VISION CENTERS, INC., AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


              NOTE: SIGNATURE(S) SHOULD FOLLOW EXACTLY THE NAME(S) ON THE STOCK CERTIFICATES. EXECUTOR, ADMINISTRATION, TRUSTEE OR GUARDIAN SHOULD SIGN AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.



DATED:
       -----------------           ----------------------------------------
                                   Signature(s) of Shareholder(s)


                                   ----------------------------------------
                                   Name (Printed)


                                   ----------------------------------------
                                   Signature(s) of Shareholder(s)


                                   ----------------------------------------
                                   Name (Printed)


                                   Address:
                                            -------------------------------

                                   ----------------------------------------

                                   ----------------------------------------
                                   City, State, Zip

Number of Shares Voted:
                       ------------